Assets Held for Sale	12 Months Ended
Dec. 31, 2021
Assets Held for Sale [Abstract]
Assets Held for Sale	ASSETS HELD FOR SALE
On December 16, 2021, the Company entered into a definitive agreement to sell its Mercedes Mine to Bear Creek Mining Corporation (“Bear Creek”) (the “Transaction”) for the following consideration:
•$75 million in cash payable on closing of the Transaction;
•$25 million in cash payable within six months of closing of the Transaction;
•24,730,000 common shares of Bear Creek, representing approximately 19.9% of the issued and outstanding common shares of Bear Creek; and
•a 2% NSR royalty on production from Mercedes.
Mercedes is a producing gold-silver mine in Mexico which was acquired by the Company as part of the Premier Acquisition (note 5(a)).
The Transaction is expected to close around the end of the first quarter of 2022. At December 31, 2021, the Company concluded that the criteria for classifying Mercedes as held for sale had been met. Accordingly, the assets and liabilities relating to Mercedes have been classified as held for sale and presented separately within current assets and current liabilities, respectively, in the statement of financial position at December 31, 2021.
At December 31, 2021, the carrying amounts of the assets and liabilities of Mercedes classified as held for sale were as follows:

Assets held for sale
Cash and cash equivalents	$4,575
Trade and other receivables	6,878
Inventories	12,935
Mineral properties, plant and equipment	183,137
Other assets	13
207,538
Liabilities relating to assets held for sale
Accounts payable and accrued liabilities	(13,282)
Derivative liabilities	(39,986)
Reclamation and closure cost provision	(11,863)
Deferred tax liabilities	(18,084)
Other liabilities	(2,530)
(85,745)
Net assets held for sale	$121,793
9.    ASSETS HELD FOR SALE (CONTINUED)
The derivative liabilities relate to a gold prepay and silver stream arrangement with a third party (the “Stream Arrangement”). Under the terms of the Stream Arrangement, the Company is required to deliver 1,000 ounces of gold quarterly, subject to adjustment based on the market price of gold, until the Company has delivered a total of 9,000 ounces. In addition, the Company is required to deliver 100% of the silver production from Mercedes until the delivery of 3.75 million ounces, and 30% of silver production thereafter at a price equal to 20% of the prevailing silver price at the time of delivery. The Company is required to deliver a minimum of 300,000 ounces of silver in each calendar year until 2.1 million ounces of silver in aggregate have been delivered. As silver production from Mercedes may not be sufficient to satisfy the obligation and the Company may be required to purchase silver on the open market or settle the obligation in cash, the Stream Arrangement was accounted for as a derivative financial liability measured at FVTPL. The fair value of the Stream Arrangement is determined based on the net present value of the expected future cash flows using a discount rate that reflects the time value of money and risks associated with the liability.
As part of the Transaction, Bear Creek will assume the outstanding obligation under the Stream Arrangement. At December 31, 2021, the Company has delivered 2,700 ounces of gold and 85,803 ounces of silver towards the Stream Arrangement.
The changes in the carrying amount of the Stream Arrangement derivative liabilities during the year ended December 31, 2021 were as follows:

Balance – December 31, 2020	$—
Assumed in Premier Acquisition (note 5(a))	40,369
Gold and silver delivered	(6,802)
Change in fair value	6,419
Balance – December 31, 2021	$39,986